FORM  8-K

                    SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington,  D.C.  20549


                     _____________________________________


                               CURRENT  REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT:  JULY 22, 1999
                       (Date of earliest event reported)



                         KIMBERLY-CLARK  CORPORATION
     (Exact  name  of  registrant  as  specified  in  its  charter)


           DELAWARE                       1-225               39-0394230

    (State or other jurisdiction        (Commission File     (IRS Employer
      of incorporation)                  Number)           Identification No.)


                P.O. BOX 619100, DALLAS, TEXAS                 75261-9100
         (Address of principal executive offices)               (Zip Code)


                                     (972) 281-1200
                  (Registrant's telephone number, including area code)



                     _____________________________________

Item  5.    Other  Events
-------------------------

Attached hereto as Exhibit 99 is a press release issued by Kimberly-Clark Corporation in connection with its 1999 second quarter earnings and its restated earnings for 1996, 1997, 1998 and the first quarter of 1999.



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KIMBERLY-CLARK  CORPORATION



Date:  July 22, 1999                         By:  /s/ John W. Donehower
                                                  ---------------------
                                                   John  W.  Donehower
                                                   Senior  Vice  President and
                                                   Chief  Financial  Officer

                                   EXHIBIT  INDEX
                                   --------------


     (99) Press release issued by Kimberly-Clark Corporation in connection with its 1999 second quarter and its restated earnings for 1996, 1997, 1998 and the first quarter of 1999.